UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 25, 2020

NexTier Oilfield Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37988	38-4016639
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

3990 Rogerdale Rd.
Houston,	Texas	77042
(Address of principal executive offices)		(Zip Code)
(713) 325-6000
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01, par value	NEX	New York Stock Exchange

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Pursuant to the order dated November 25, 2020 of the Delaware Court of Chancery in the suit captioned Woods v. Batzer, et al., C.A. No. 2019-590-JRS, NexTier Oilfield Solutions Inc. is hereby providing the following notice:
On June 16, 2019, Keane Group, Inc. (“Keane”) and C&J Energy Services, Inc. (“C&J”) entered into an Agreement and Plan of Merger pursuant to which Keane and C&J agreed to combine their respective businesses in a merger of equals (the “Proposed Transaction”). On July 16, 2019, Keane filed with the U.S. Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, which also served as a draft of the joint proxy statement/prospectus to be sent to Keane’s stockholders to solicit stockholder approval, in connection with the Proposed Transaction, of a proposed issuance of Keane common stock (the “Share Issuance Proposal”). On July 31, 2019, the members of Keane’s board of directors were named as defendants in a stockholder class action filed in the Delaware Court of Chancery (the “Court”) by one of Keane’s stockholders. The suit is captioned Woods v. Batzer, et al., C.A. No. 2019-590-JRS. The complaint alleged that Keane’s directors breached their fiduciary duties of care, loyalty, good faith and/or disclosure by failing to disclose to Keane stockholders all material information necessary to make an informed decision regarding the Proposed Transaction. After the complaint was filed, while maintaining that no supplemental disclosures were required under applicable laws, Keane made additional disclosures concerning the Proposed Transaction in a Form 8-K filed with the SEC on October 11, 2019, to moot the claims asserted in the Woods action. On October 21, 2019, the Court approved a notice under which the plaintiff voluntarily dismissed the action with prejudice as to himself only, but without prejudice as to any other putative class member. The Court retained jurisdiction solely for the purpose of adjudicating the anticipated application of plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses in connection with the supplemental disclosures included in the Form 8-K filed on October 11, 2019. On October 31, 2019, Keane and C&J completed the Proposed Transaction, and immediately thereafter Keane changed its name to NexTier Oilfield Solutions Inc. (“NexTier”). NexTier subsequently agreed to pay $125,000 to plaintiff’s counsel for attorneys’ fees and expenses in full satisfaction of the claim for attorneys’ fees and expenses in the action. The Court has not been asked to review, and will pass no judgment on, the payment of the attorneys’ fees and expenses or their reasonableness.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2020	NEXTIER OILFIELD SOLUTIONS INC.

/s/ KEVIN MCDONALD
	Name:	Kevin McDonald
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary